EXHIBIT 10.18


                        GUARANTY AND SURETYSHIP AGREEMENT



     THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), made this 21st day of January, 2000, by Medical Technology, Inc., an Iowa corporation (the "Guarantor"), in favor of International Investment Partners, Ltd., a Delaware corporation (the "Lender"), recites and provides as follows:

                                    RECITALS:

     A. By Note of even date herewith made by Medical Technology & Innovations, Inc., a Florida corporation (the "Borrower"), and payable to the order of the Lender (as the same may be amended, modified or supplemented from time to time, the "Note"), the Lender has agreed to make a Loan of $1,000,000 to the Borrower (capitalized terms which are not defined herein shall have the meanings assigned to them in the Note and the other Loan Documents).

     B. The Guarantor has received and reviewed copies of the Note and the other Loan Documents.

     C. The execution and delivery by the Guarantor of this Guaranty is a condition to the Lender's obligation to make the Loan to Borrower pursuant to the Note.

     D. The Guarantor expects to derive financial benefit from the making of the Loan by the Lender to the Borrower.

GUARANTY AND SURETYSHIP:

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, and intending to be legally bound, the Guarantor hereby agrees as follows:


1.   The Guaranty.

          (a) Guaranteed Obligations. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and becomes surety to the Lender for the due, punctual and full payment and performance of, and covenants with the Lender to duly, punctually and fully pay and perform, the following (collectively, the "Guaranteed Obligations"):

               (1) All indebtedness of the Borrower to the Lender evidenced by the Note, both principal and interest, and all other amounts due or to become due under the Note and the other Loan Documents, and any refinancing or refunding thereof, whether now existing or hereafter arising, contracted or incurred; and



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               (2) All covenants, agreements, obligations and liabilities of the
          Borrower under the Note and the other Loan Documents, whether now existing or hereafter arising, contracted or incurred, as and when such payment or performance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Loan Documents.

     (b) Unconditional Guaranty. The obligations of the Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:


          (1) Any amendment, modification or supplement to the Note or any other Loan Docu ment;

          (2) Any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty, the Note or any other Loan Document (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof;

          (3) Any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower;

          (4) Any failure to perfect or continue perfection of, or any release or waiver of, any rights given to the Lender in any property as security for the performance of any of the Guaranteed Obligations;

          (5) Any extension of time for payment or performance of any of the Guaranteed Obligations;

          (6) The genuineness, validity or enforceability of the Loan Documents;

          (7) Any limitation of liability of the Borrower or any other Guarantor contained in any Loan Document;

          (8) Any defense that may arise by reason of the failure of the Lender to file or enforce a claim against the estate of the Borrower in any bankruptcy or other proceeding;

          (9) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of the Borrower, or any marshalling of assets and liabilities, or other similar proceeding affecting, Borrower or any of its assets;

          (10) The release of the Borrower or any other Guarantor from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law; or

          (11) The failure of the Lender to keep the Guarantor advised of Borrower's financial condition, regardless of the existence of any duty to do so.



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     No set-off,  claim,  reduction  or  diminution  of any  obligation,  or any defense of any kind or nature which the Borrower or the Guarantor now has or hereafter may have against the Lender, shall be available hereunder to the Guarantor against the Lender.

     (c) No Notice or Duty to Exhaust Remedies. The Guarantor hereby waives diligence, presentment, demand, protest, the benefits of the homestead and all other exemptions provided to the Guarantor and all notices of any kind, and waives any requirement that the Lender exhaust any right or remedy, or proceed first or at any time, against the Borrower or any other guarantor of, or any security for, any of the Guaranteed Obligations. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and the Lender may pursue its rights and remedies under this Guaranty and under the other Loan Documents in whatever order, or collectively, and shall be entitled to payment and performance hereunder not withstanding such other Loan Documents and notwithstanding any action taken by the Lender or inaction by the Lender to enforce any of its rights or remedies against any other guarantor or any other person or property whatsoever.

     (d) WAIVER OF SUBROGATION. GUARANTOR HEREBY WAIVES AND RELEASES ANY AND ALL RIGHTS OF SUBROGATION AND WAIVES ANY RIGHT TO ENFORCE ANY REMEDY WHICH LENDER NOW HAS OR MAY HEREAFTER HAVE AGAINST BORROWER AND ANY BENEFIT OF, ANY RIGHT TO PARTICIPATE IN, ANY SECURITY NOW OR HEREAFTER HELD BY LENDER.

           No Waivers Generally. The Lender shall not be deemed to have waived any of its rights or remedies hereunder unless such waiver is express and in writing. No delay or failure by the Lender on any one or more occasions to exercise its rights hereunder or at law or in equity (including, without limitation, the right of acceleration) shall be construed as a novation of this Guaranty or shall waive or prevent the subsequent exercise of such rights. An express waiver of any right shall not be construed as a waiver of the Lender's right to insist thereafter upon strict compliance with the terms hereof. No exercise of any right by the Lender shall constitute or be deemed to constitute an election of remedies by the Lender precluding the subsequent exercise by the Lender of any or all of the rights, powers and remedies available to it hereunder or at law or in equity. No course of dealing of the Lender in exercising any right, power or privilege under this Guaranty, the Note or under any other Loan Docu ment shall affect any other exercise thereof or exercise of any other right, power or privilege.

2.   Representations and Warranties.


          (a)  Contained  in  the  Loan  Documents.  The  Guarantor  represents, warrants and certifies to the Lender that the representations and warranties made by the Borrower with respect to such Guarantor under the Note and the other Loan Documents are true and correct on the date hereof.


          (b) Corporate Existence. The Guarantor is a corporation duly created, validly existing and in good standing under the laws of the State of Iowa.


          (c) Power, Authority and Binding Effect. The Guarantor has the corporate power to execute and deliver this Guaranty and the persons executing this Guaranty on behalf of the Guarantor have been duly authorized so to do. This Guaranty constitutes the valid, legal and binding obligations of the Guarantor, enforceable in accordance with its terms.

3.   Covenants. The Guarantor hereby covenants to the Lender that:




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          (a) Promptly upon becoming aware thereof, the Guarantor shall give the
     Lender notice of (i) the commencement, existence or threat of any proceeding by or before any Governmental Authority against or affecting Guarantor which, if adversely decided, would have a material adverse effect
     on  the  business,  operations,   condition  (financial  or  otherwise)  or
     prospects of the Guarantor or on its ability to perform obligations hereunder or (ii) any material adverse change in the business, operations, condition (financial or otherwise) or prospects of the Guarantor.

          (b)  The  Guarantor  shall  permit  such  persons  as the  Lender  may designate to examine Guarantor's books and records relating to the Guarantor's financial condition and take copies and extracts therefrom and to discuss the affairs of Guarantor with its officers, employees and independent accountants at such times and as often as the Lender may reasonably request. The Guarantor hereby authorizes such officers, employees and independent accountants to discuss with the Lender the affairs of the Guarantor.

          (c) The Guarantor shall not dissolve, merge or consolidate with any other person or entity or sell, transfer or otherwise dispose of all or a substantial part of its assets, and shall continue to engage in its business substantially as currently conducted and operated and shall not engage in any other business.


          (d) There shall be no change in the ownership of the Guarantor from the date hereof.

4. Effect of Bankruptcy Proceedings. This Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made. If a default or an Event of Default at any time shall have occurred and be continuing and declaration of default or acceleration under or with respect to any of the Loan Documents shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and the Guarantor's obligations hereunder, such Loan Documents shall be deemed to have been declared in default or accelerated with the same effect as if such Loan Documents had been declared in default and accelerated in accordance with the terms thereof, and the Guarantor shall forthwith pay the Guaranteed Obligations in full without further notice or demand.

5. Further Assurances. From time to time upon the request of the Lender, the Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as the Lender may deem necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable the Lender to enforce any of its rights hereunder.

6. Notices. All notices, requests, demands, directions and other communications (collectively, "notices") under the provisions of this Guaranty shall be in writing and shall be sent (i) by first- class or first-class express mail, certified with return receipt requested, or (ii) by fax with confirmation in writing mailed first-class, or (iii) by guaranteed overnight delivery service with receipt therefor, or (iv) by hand, in all cases with charges prepaid, and any such properly given notice shall be effective when received or when such delivery is refused. All notices shall be sent,



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 If to the Lender:            International Investment Partners, Ltd.
                              80 Abbeyville Road
                              Lancaster, Pennsylvania 17603
                              Att'n: Brian Auchey
                              FAX: (717) 892-6788

 If to the Guarantor:        Medical Technology, Inc.
                             3725 Investment Lane
                             Riviera Beach, Florida 33404
                             Att'n: _________________________________
                              FAX: (___) ___-____



     or in accordance with the last unrevoked written direction from such party to the other party hereto. The Lender may rely on any notice (including telephoned communication) purportedly made by or on behalf of the Guarantor, and shall have no duty to verify the identity or authority of the person giving such notice.

7.   Miscellaneous.


          (a)  Amendments.   This  Guaranty  cannot  be  amended,   modified  or
     terminated except by an instrument in writing signed by both parties.


          (b) Expenses; Taxes; Attorneys' Fees. The Guarantor agrees to pay or cause to be paid and to save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including reasonable fees and expenses of counsel for the Lender, incurred by the Lender from time to time, (i) in connection with the preparation, execution, delivery and performance of this Guaranty or any other Loan Document, (ii) relating to any requested amendments, waivers or consents to this Guaranty or any other Loan Document and (iii) in connection with the Lender's enforcement or preservation of rights under this Guaranty or any other Loan Document, (iv) in defense of any claim relating to or affecting any Loan Document, (v) the perfection of any liens on or security interests in any collateral for the Note or this Guaranty, and (vi) the preservation, care and custody of any collateral for the Note or this Guaranty and the collection of insurance proceeds or condemnation awards related thereto. The Guarantor agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender to be payable in connection with this Guaranty or any other Loan Documents, and the Guarantor hereby indemnifies and saves the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. All amounts payable by the Guarantor under this paragraph shall be paid within five (5) days after demand by the Lender with interest, until paid, at the Default Rate, if any, specified in the Note or, otherwise, at the rate of interest provided in the Note.


          (c) Severability. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.


          (d) Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.


          (e) Time of Essence; Duration; Survival. Time is of the essence with respect to all of the Guarantor's obligations under this Guaranty. All representations and warranties of the Guarantor contained herein or in any other Loan Document or made in connection herewith or therewith shall




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     survive the making,  execution  and delivery of this  Guaranty or the other
     Loan Documents, any investigation by the Lender or the making of any loan advance under the Loan Documents. All covenants and agreements of the Guarantor contained herein or in any other Loan Document shall continue in full force and effect from and after the date hereof until payment in full of all the Guaranteed Obligations.


          (f) WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY OR AGAINST THE GUARANTOR RELATED TO OR ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.


          (g) Successors and Assigns. This Guaranty shall apply to, inure to the benefit of and bind each of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized representative.




          ATTEST:                      MEDICAL TECHNOLOGY & INNOVATIONS, INC.



By /s/ Annalisa B.  Pegg               By /s/ Joseph R.  DelVecchio

------------------------               -----------------------------------------
Name:      Annalisa B.  Pegg           Name: Joseph R.  DelVecchio
Title:     Office Manager              Title: Ex V.P. / COO